EXHIBIT 99.2

                             STILWELL FINANCIAL INC.

                 UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS
                              (Dollars in Millions)
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                                                                                   December 31,
                                                                                   ------------
                                                                            1999                 2000
                                                                            ----                 ----
ASSETS

Current Assets:
     Cash and cash equivalents..............................                $   324.1          $   364.3
     Accounts receivable....................................                    155.7              194.4
     Investments in advised funds...........................                     23.9               30.2
     Other Current Assets...................................                     21.3               52.2
                                                                            ---------          ---------
          Total current assets..............................                    525.0              641.1

Investments held for operating purposes.....................                    474.1              511.1
Property and equipment, net.................................                     70.4              137.7
Intangibles and other assets, net...........................                    162.0              291.1
                                                                            ---------          ---------
          Total assets......................................                $ 1,231.5          $ 1,581.0
                                                                            =========          =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts and wages payable.............................                $    21.0          $    27.3
     Accrued compensation and benefits......................                     80.9               98.0
     Income taxes payable...................................                     28.3                9.7
     Accrued liability to third party administrators........                     19.7               33.2
     Other accrued liabilities..............................                     12.6               27.9
                                                                            ---------          ---------
          Total current liabilities.........................                    162.5              196.1

Other liabilities:
     Deferred income taxes..................................                    151.8              211.1
     Other liabilities......................................                     45.3               42.7
                                                                            ---------          ---------
          Total liabilities.................................                    359.6              449.9
                                                                            ---------          ---------
Minority interest in consolidated subsidiaries..............                     57.3               73.3
                                                                            ---------          ---------

STOCKHOLDERS' EQUITY

Preferred stock ($1.00 par, 10,000,000 shares authorized, none issued)
Common stock ($0.01 par, 1,000,000,000 shares authorized,
    224,790,650 shares issued and 218,909,153 shares outstanding)                                    2.2
Additional paid-in capital..................................
Net investment by Parent....................................                    106.8
Retained earnings...........................................                    598.9              952.3
Accumulated other comprehensive income......................                    108.9              103.3
                                                                            ---------          ---------
          Total stockholders' equity........................                    814.6            1,057.8
                                                                            ---------          ---------
               Total liabilities and stockholders' equity...                $ 1,231.5          $ 1,581.0
                                                                            =========          =========
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